SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 1, 1997



                            CONSOLIDATED PAPERS, INC.
             (Exact name of registrant as specified in its charter)





          Wisconsin                  0-1051                 39-0223100
(State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)           File Number)          Identification No.)

          231 First Avenue North, Wisconsin Rapids, WI       54495-8050
            (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (715) 422-3111

The Form 8-K Current Report filed by the registrant on October 15, 1997 is hereby amended as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The text of this item as previously filed is hereby restated to read in its entirety as follows:

     (a)  Financial statements of business acquired.

     Balance Sheet and Other Financial Information of Repap USA, Inc. as of September 30, 1997 and Financial Statements and Other Financial Information of Repap USA, Inc. for the year ended December 31, 1996 with Reports of Independent Auditors.

     Unaudited Income Statements and Statements of Cash Flows of Repap USA, Inc. for the nine-month period ended September 30, 1997 and 1996.

     (b)  Pro Forma financial information.

     Unaudited  Combined   Pro  Forma  Consolidated   Financial  Statements   of
Consolidated Papers, Inc. and the acquired business, Repap USA, Inc.

     The unaudited consolidated pro forma statements of income have been prepared to illustrate the estimated effect of the Repap USA, Inc. acquisition had such acquisition been made as of January 1, 1996. The unaudited pro forma consolidated balance sheet has been prepared as if the acquisition took place September 30, 1997. These pro forma statements are based on certain estimates and assumptions made by management. They are based on historical information and, therefore, are not necessarily indicative of either the results that would have occurred had the acquisition been made as of that date or of future results.

     The Repap USA, Inc. acquisition will be accounted for as a purchase and, accordingly, the assets acquired and liabilities assumed will be stated at their fair values. The preliminary purchase price allocation reflected in the unaudited pro forma financial statement is subject to change as management continues to refine the estimated fair value of the acquired assets and assumed liabilities.

     (c)  See Exhibit Index.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CONSOLIDATED PAPERS, INC.


Date    December 15, 1997       By  /s/ Richard J. Kenney
                                    ---------------------------------
                                        Richard J. Kenney
                                Its:    Senior Vice President, Finance


                                EXHIBIT INDEX


The text of this Exhibit Index as previously filed is hereby restated to read in its entirety as follows:

Exhibit No.  Description of Document

   2(a) Stock Purchase Agreement dated August 8, 1997 among the Registrant and Repap Enterprises, Inc. (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

   4(a) $750,000,000 Credit Agreement among the Registrant and Wachovia Bank of Georgia, N.A. (together with a list briefly identifying the contents of all omitted exhibits and Schedules thereto). The Registrant agrees to provide copies of such exhibits and schedules to the Commission upon request.

     The  Registrant has  additional  long-term debt  that  does not  exceed  10 percent of its total assets. The Registrant agrees to provide copies of agreements covering such indebtedness to the Commission upon request.

  *(23)(a) Consent of Ernst and Young LLP

   (99)    Additional Exhibits

    (a) Press Release dated September 30, 1997 covering the transactions described in this Form 8-K.

   *(b) Financial Statements and other Financial Information of Repap USA, Inc. for the year ended December 31, 1996 with Reports of Independent Auditors and Balance Sheet and Other Financial Information of Repap USA, Inc. as of September 30, 1997.

   *(c) Unaudited Statements of Operations and Statements of Cash Flows of Repap USA, Inc. for the nine-month periods ended September 30, 1997 and 1996.

   *(d) Unaudited Pro Forma Combined Financial Statements of Consolidated Papers, Inc. and the acquired business, Repap USA, Inc.

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* Filed herewith